                  SECOND AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT AGREEMENT
                         Dated as of April 16, 1992

          THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("Amendment No. 2"), dated as of February 2, 1994 is entered into by and among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the various financial institutions signatory hereto (collectively, the "Banks" and, individually, a "Bank"), and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as Agent for the Banks (the "Agent"), in connection with that certain Amended and Restated Credit Agreement dated as of April 16, 1992, among the Company, the Agent and the Banks as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of May 31, 1993 (collectively the "Existing Credit Agreement" and as amended by this Amendment No. 2, the "Credit Agreement").

                              W I T N E S S E T H:

          WHEREAS, the Company, the Banks and the Agent are parties to the Existing Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement;

          WHEREAS, the parties desire to amend the Existing Credit Agreement to permit each Bank, upon delivery of notice to the Agent and the Company, to sell, assign and transfer all of its rights and delegate all of its duties in connection with its Commitment to one or more other Banks; and

          WHEREAS, the Company, the Agent and the Banks are willing to so amend the Existing Credit Agreement;

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:


          Section 1. Amendment to Existing Credit Agreement.  Subject to the
                     --------------------------------------
satisfaction of the conditions set forth in Section 3 of this Amendment No. 2, the third sentence of the second paragraph of Section 10.7 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Each Bank may, upon its delivery of notice thereof to the Agent and the Company, sell, assign and transfer all or any portion of its rights and delegate all or a portion of its obligations in connection with its

          Commitment to (a) one or more Banks or (b) the assigning Bank's affiliates."

          Section 2.   Representations, Warranties and Covenants.  To induce the
                       -----------------------------------------
Agent and the Banks to enter into this Amendment No. 2, the Company hereby represents, warrants and covenants to the Agent and the Banks that:

          2.01    Corporate Power; Authorization; Enforceable Obligations.  The
                  -------------------------------------------------------
Company has the corporate power and authority to make, deliver and perform this Amendment No. 2 and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment No. 2. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment No. 2, the Existing Credit Agreement and the other Loan Documents. This Amendment No. 2, the Existing Credit Agreement, as amended by this Amendment No. 2, and the other Loan Documents constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

          2.02    Obligations.   The outstanding principal amount of the
                  -----------
Obligations on the date hereof is $13,091,114.78 (all of which constitute Letter of Credit Outstandings), all of which obligations are validly existing and enforceable Obligations of the Company, payable in accordance with their respective terms, and are not subject to any defense, setoff, offset, recoupment, reduction or counterclaim of any kind or nature.

          Section 3.   Conditions to Effectiveness.  The amendment to the
                       ---------------------------
Existing Credit Agreement provided in Section 1 hereto shall become effective on the date on which the Agent shall have received, in form and substance acceptable to the Agent and its counsel, fully executed originals of the following documents:

          (a) One or more counterparts of this Amendment No. 2 executed by each Bank and the Company; and

          (b) A consent from each of Avondale Gulfport Marine, Inc., Genco Industries, Inc. and Genco Industries of Lufkin, Inc. consenting to the terms of this Amendment No. 2 and reaffirming its respective guarantee.

          Section 4.   Reference to and Effect on the Credit Agreement.
                       -----------------------------------------------

          4.01 Upon the effectiveness of this Amendment No. 2, each reference in the Existing Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document or Collateral Document or any other document, instrument or agreement executed and/or delivered in connection with this Amendment No. 2, the Credit Agreement, the Collateral Agency and Intercreditor Agreement (or any amendment thereto) or any Collateral Document shall mean and be a reference to the Existing Credit Agreement as amended hereby.

          4.02 The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Agent or the Banks under the Credit Agreement, the Loan Documents or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein or contemplated hereby.

          4.03 The terms and conditions of this Amendment No. 2 and the Agent's and the Banks' rights and remedies pursuant to this Amendment No. 2 shall apply to all of the Obligations, and the Existing Credit Agreement, to the extent not inconsistent with this Amendment No. 2, is hereby ratified and confirmed. This Amendment No. 2 is an amendment of the Existing Credit Agreement and does not constitute a novation of the Obligations.

          Section 5.   Governing Law and Severability.  This Amendment No. 2
                       ------------------------------
shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) and decisions of the State of New York. Whenever possible, each provision of this Amendment No. 2 shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 2.

          Section 6.   Counterparts.  This Amendment No. 2 may be executed in
                       ------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          Section 7.   Headings.  Section headings in this Amendment No. 2 are
                       --------
included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.



            [The remainder of this page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

                                    AVONDALE INDUSTRIES, INC.

                                    By: /s/ Thomas M. Kitchen
                                       ---------------------------------

                                    Name: Thomas M. Kitchen
                                         -------------------------------

                                    Title: VP & CFO
                                          ------------------------------


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    New York Agency, as Agent

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    THE BANKS:
                                    ---------

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                      Atlanta Agency, as a Bank and as
                                      Issuer

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    CITIBANK, N.A.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

                                    AVONDALE INDUSTRIES, INC.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    New York Agency, as Agent

                                    By: /s/ J. D. Westland
                                       ---------------------------------

                                    Name: J. D. Westland
                                         -------------------------------

                                    Title: Authorized Signatory
                                          ------------------------------


                                    THE BANKS:
                                    ---------

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                      Atlanta Agency, as a Bank and as
                                      Issuer

                                    By: /s/ J. D. Westland
                                       ---------------------------------

                                    Name: J. D. Westland
                                         -------------------------------

                                    Title: Authorized Signatory
                                          ------------------------------


                                    CITIBANK, N.A.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

                                    AVONDALE INDUSTRIES, INC.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    New York Agency, as Agent

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    THE BANKS:
                                    ---------

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                      Atlanta Agency, as a Bank and as
                                      Issuer

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    CITIBANK, N.A.

                                    By: /s/ Bradley I. Metz
                                       ---------------------------------

                                    Name: Bradley I. Metz
                                         -------------------------------

                                    Title: Vice President
                                          ------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

                                    AVONDALE INDUSTRIES, INC.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    New York Agency, as Agent

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    THE BANKS:
                                    ---------

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                      Atlanta Agency, as a Bank and as
                                      Issuer

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    CITIBANK, N.A.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    THE CHASE MANHATTAN BANK, N.A.

                                    By: /s/ Richard A. Bonomo
                                       ---------------------------------

                                    Name: Richard A. Bonomo
                                         -------------------------------

                                    Title: Vice President
                                          ------------------------------

                                    CONTINENTAL BANK N.A.

                                    By: /s/ Laurens F. Schaad, Jr.
                                       ---------------------------------

                                    Name: Laurens F. Schaad, Jr.
                                         -------------------------------

                                    Title: Vice President
                                          ------------------------------


                                    COMMERZBANK AKTIENGESELLSCHAFT

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

                                    CONTINENTAL BANK N.A.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    COMMERZBANK AKTIENGESELLSCHAFT
                                         Grand Cayman Branch

                                    By: /s/ W. Niemeyer    /s/ C. Finkel
                                       ---------------------------------

                                    Name: W. Niemeyer          C. Finkel
                                         -------------------------------

                                    Title:    VP                  AT
                                          ------------------------------

                                    CONSENT


          By the Guarantee dated as of April 16, 1992 (the "Bank Group Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Bank Group Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                            AVONDALE GULFPORT MARINE, INC.


                                            By: /s/ Thomas M. Kitchen
                                                ------------------------------
                                            Title:  VP

Dated:  February 2, 1994

                                    CONSENT


          By the Guarantee dated as of April 16, 1992 (the "Bank Group Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Bank Group Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                            GENCO INDUSTRIES, INC.


                                            By: (SIGNATURE APPEARS HERE)
                                                -----------------------------
                                            Title: Secretary

Dated:  February 2, 1994

                                    CONSENT


          By the Guarantee dated as of April 16, 1992 (the "Bank Group Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Bank Group Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                            GENCO INDUSTRIES OF LUFKIN, INC.


                                            By: (SIGNATURE APPEARS HERE)
                                                ------------------------------
                                            Title: Secretary

Dated:  February 2, 1994